STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,

Depositor,

U.S. BANK NATIONAL ASSOCIATION,

Trustee

and

WELLS FARGO BANK, N.A.,

Securities Administrator

POOLING AGREEMENT Dated as of May 31, 2006

$305,934,037

Bear Stearns ARM Trust 2006-3 Mortgage Pass-Through Certificates Series 2006-3 backed by Wells Fargo Mortgage Backed Securities 2006-AR6 Trust

ARTICLE I	DEFINITIONS
Section 1.01	Defined Terms.

ARTICLE II	CONVEYANCE OF THE UNDERLYING CERTIFICATE; ORIGINAL ISSUANCE OF CERTIFICATES
Section 2.01	Conveyance of the Underlying Certificate.
Section 2.02	Acceptance of Trust Fund by Trustee; Initial Issuance of Certificates.
Section 2.03	Representations and Warranties of the Depositor and the Trustee.
Section 2.04	Grantor Trust

ARTICLE III	ADMINISTRATION OF THE UNDERLYING CERTIFICATE; PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS
Section 3.01	Administration of the Trust Fund and the Underlying Certificate.
Section 3.02	Collection of Monies.
Section 3.03	Establishment of Certificate Account; Deposits Therein.
Section 3.04	Permitted Withdrawals From the Certificate Account.
Section 3.05	Distributions.
Section 3.06	Statements to Certificateholders.
Section 3.07	Access to Certain Documentation and Information.
Section 3.08	Calculation of Distribution Amounts.
Section 3.09	Annual Statement as to Compliance.
Section 3.10	Assessments of Compliance and Attestation Reports.
Section 3.11	Reports Filed with Securities and Exchange Commission.

ARTICLE IV	THE CERTIFICATES
Section 4.01	The Certificates.
Section 4.02	Registration of Transfer and Exchange of Certificates.
Section 4.03	Mutilated, Destroyed, Lost or Stolen Certificates.
Section 4.04	Persons Deemed Owners.

ARTICLE V	THE TRUSTEE AND THE SECURITIES ADMINISTRATOR
Section 5.01	Duties of Trustee.
Section 5.02	Certain Matters Affecting the Trustee and the Securities Administrator.
Section 5.03	Trustee and Securities Administrator Not Liable for Certificates or Underlying Certificate.
Section 5.04	Trustee and Securities Administrator May Own Certificates.
Section 5.05	Trustee’s and Securities Administrator’s Fees and Expenses.
Section 5.06	Eligibility Requirements for Trustee and Securities Administrator.
Section 5.07	Resignation and Removal of the Trustee and Securities Administrator.
Section 5.08	Successor Trustee and Successor Securities Administrator.
Section 5.09	Merger or Consolidation of Trustee or Securities Administrator.
Section 5.10	Appointment of Co-Trustee or Separate Trustee.

ARTICLE VI	THE DEPOSITOR
Section 6.01	Liability of the Depositor.
Section 6.02	Merger, Consolidation or Conversion of the Depositor.
Section 6.03	Limitation on Liability of the Depositor and Others.

ARTICLE VII	TERMINATION
Section 7.01	Termination.

ARTICLE VIII	MISCELLANEOUS PROVISIONS
Section 8.01	Amendment.
Section 8.02	Counterparts.
Section 8.03	Limitation on Rights of Certificateholders.
Section 8.04	Governing Law.
Section 8.05	Notices.
Section 8.06	Severability of Provisions.
Section 8.07	Successors and Assigns.
Section 8.08	Article and Section Headings.
Section 8.09	Notices to Rating Agencies.
Section 8.10	Acts of Certificateholders

Exhibit A	-	Form of Certificates
Exhibit B	-	Form of Annual Certification
Exhibit C	-	Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit D	-	Form 10-D, Form 8-K and Form 10-K Reporting Responsibility
Exhibit E	-	Additional Disclosure Notification
Schedule A	-	Underlying Certificate

POOLING AGREEMENT, dated as of May 31, 2006, by and among STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as depositor (the “Depositor”), U.S. Bank National Association, as trustee (the “Trustee”) and Wells Fargo Bank, N.A., as securities administrator (the “Securities Administrator”).

PRELIMINARY STATEMENT

The Depositor intends to cause the issuance of and to sell its Mortgage Pass-Through Certificates, Series 2006-3, Class A-1 and Class A-2 (the “Certificates”) representing in the aggregate the entire beneficial ownership of a trust fund (the “Trust Fund”), the primary asset of which is the Underlying Certificate (as defined herein).

All things necessary to make this Agreement a valid declaration of trust by the Depositor in accordance with its terms have been done.

In consideration of the premises and the mutual agreements herein contained, the Depositor, the Trustee and the Securities Administrator agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.  Defined Terms.

Whenever used in this Agreement, including the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Affiliate: With respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling,” “controlled by” and “under common control with” have meanings correlative to the foregoing.

Agreement: This Pooling Agreement and all amendments hereof and supplements hereto.

Available Funds: As of any date of determination, the aggregate amount on deposit in the Certificate Account as of such date, net of any portion thereof which represents amounts to be paid to any Person pursuant to clauses (ii) and (iv) of Section 3.04.

Bear, Stearns: Bear, Stearns & Co.

Business Day: Any day other than a Saturday, a Sunday or a day on which the Federal Reserve is closed or on which banking institutions in New York or in any city in which the Corporate Trust Office of the Trustee or the Securities Administrator is located are authorized or obligated by law or executive order to close.

Certificate: Any Class A-1 Certificate or Class A-2 Certificate as executed hereunder by the Securities Administrator and authenticated and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A hereto.

Certificate Account: The trust account or accounts, which shall at all times be Eligible Accounts, created and maintained by the Securities Administrator for the benefit of the Certificateholders pursuant to Section 3.03. Funds deposited in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in Article III hereof.

Certificate Owner: Any Person who is the beneficial owner of a Certificate registered in the name of the Depository or its nominee.

Certificate Registrar and Certificate Register: Shall each have the meanings provided in Section 4.02.

Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, subject to Sections 8.01(b) and 8.10(e), solely for the purpose of giving any consent, approval or waiver pursuant to this Agreement, any Certificate registered in the name of the Depositor or any Affiliate thereof shall be deemed not to be outstanding and shall not be taken into account for purposes of determining whether the Holders of Certificates evidencing the requisite aggregate Percentage Interest necessary to effect any such consent, approval or waiver has been obtained, unless such Persons collectively own all the Certificates.

Class: Collectively, all of the Certificates bearing the same designation.

Class A-1 Certificate: Any Class A-1 Certificate as executed hereunder by the Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A hereto.

Class A-2 Certificate: Any Class A-2 Certificate as executed hereunder by the Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially in the form of Exhibit A hereto.

Closing Date: May 31, 2006.

Code: The Internal Revenue Code of 1986, as amended.

Commission: U.S. Securities and Exchange Commission.

Corporate Trust Office: The corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at One Federal Street, 3rd Floor, Boston, Massachusetts 02110, Attention: BART 2006-3, telephone no. (617) 603-6455, facsimile no. (617) 603-6638. The Securities Administrator’s corporate trust office for purposes of presentment and surrender of the Certificates for the final distribution thereon and for transfers is located at Sixth Avenue and Marquette Avenue, Minneapolis, Minnesota 55479, Attention BART 2006-3, and for all other purposes is located at P.O. Box 92, Columbia, Maryland 21046 (or, for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), Attention: BART 2006-3, or any other address that the Securities Administrator may designate from time to time by notice to the Trustee and the Certificateholders.

Current Principal Amount: With respect to any Certificate, as of any date of determination, the original principal amount of such Certificate minus the aggregate of all distributions of principal previously made on that Certificate pursuant to Section 3.05. With respect to the Class A-1 Certificates and Class A-2 Certificates, the sum of the Current Principal Amounts of all Class A-1 Certificates and Class A-2 Certificates, respectively.

Cut-off Date: May 1, 2006.

Definitive Certificates: The meaning specified in Section 4.01(b) hereof.

Depositor: Structured Asset Mortgage Investments II Inc., a Delaware corporation, or its successor in interest.

Depository: DTC, the nominee of which is Cede & Co., or any successor thereto.

Depository Agreement: The meaning specified in Subsection 4.01(a) hereof.

Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

Distribution Date: The 25th day of each month, or if such day is not a Business Day, then the next Business Day, commencing in June 2006.

DTC: The Depository Trust Company.

Eligible Account: Any of (i) a segregated account maintained with a federal or state chartered depository institution (A) the short-term obligations of which are rated A-1 or better by S&P, F-1 by Fitch and P-1 by Moody’s at the time of any deposit therein or (B) insured by the FDIC (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by the Person requesting that the account be held pursuant to this clause (i)) delivered to the Trustee prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral or the Distribution Date if such Permitted Investment is an obligation of the institution that maintains the Certificate Account) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained, (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iii) a segregated account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Certificate Account will not have an adverse effect on the then-current ratings assigned to the Classes of Certificates then rated by the Rating Agencies). Eligible Accounts may bear interest.

ERISA: The Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

Exchange Act: The Securities Exchange Act of 1934, as amended.

FDIC: Federal Deposit Insurance Corporation or any successor thereto.

Final Distribution Date: With respect to the Underlying Certificate or Certificates, as applicable, the Underlying Certificate Distribution Date or the Distribution Date, as applicable, on which the final distribution thereon is to be made in accordance with the Underlying Agreement or this Agreement, as the case may be.

Fitch: Fitch, Inc.

Interest Accrual Period: For each Distribution Date, the one-month period ending on the last day of the month preceding the month in which such Distribution Date occurs. The initial Interest Accrual Period will be deemed to have commenced on the Cut-off Date.

Interest Distribution Amount: With respect to the Certificates and any Distribution Date, the amount of interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Current Principal Amount of the Certificates immediately prior to such Distribution Date.

Investment Company Act: The Investment Company Act of 1940, as amended from time to time, and the rules and regulations promulgated thereunder.

Latest Possible Final Distribution Date: With respect to the Certificates, the Distribution Date occurring in March 2036.

Majority Certificateholders: The Holders of Certificates evidencing in the aggregate greater than 50% of the aggregate Current Principal Amount of all the Certificates.

Moody’s: Moody’s Investors Service, Inc.

Notice of Final Distribution: With respect to the Underlying Certificate, any notice provided pursuant to the Underlying Agreement to the effect that final distribution on such Underlying Certificate shall be made only upon presentment and surrender thereof. With respect to the Certificates, the notice to be provided pursuant to Section 7.01(b) to the effect that final distribution on the Certificates shall be made only upon presentment and surrender thereof.

Officers’ Certificate: A certificate signed by the Chairman of the Board, the President, a Senior Vice President, a Vice President or an Assistant Vice President and by the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Depositor or the Trustee, as required by this Agreement.

Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor, which opinion is addressed to the Trustee and is reasonably acceptable to the Trustee.

Pass-Through Rate: With respect to any Distribution Date and the Certificates, a per annum pass-through rate equal to the pass-through rate of the Underlying Certificate, as reported in the Underlying Distribution Date Statement.

Percentage Interest: With respect to any class of Certificates, the portion of the Certificates represented by such Certificate, expressed as a percentage, the numerator of which is the initial outstanding Current Principal Amount of such class of Certificates as of the Closing Date, as specified on the face thereof, and the denominator of which is the Original Current Principal Amount of all Certificates in such class.

Permitted Investments: Any one or more of the following obligations or securities:

(i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii) (A) demand and time deposits in, certificates of deposit of, bankers’ acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of each S&P and Fitch and the highest available rating category of Moody’s, and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

(iii) repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal), provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities;

(iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by each Rating Agency in its highest long term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

(v) commercial paper (including both non interest bearing discount obligations and interest bearing obligations) that is rated by each Rating Agency in its highest short term unsecured debt rating available at the time of such investment;

(vi) units of money market funds (which may be 12b-1 funds, as contemplated by the Commission under the Investment Company Act of 1940) registered under the Investment Company Act of 1940 including funds managed or advised by the Securities Administrator or an affiliate thereof having the highest applicable rating from each Rating Agency rating such funds; and

(vii) if previously confirmed in writing to the Securities Administrator, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Certificates;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Purchase Agreement: The Purchase Agreement, dated as of May 31, 2006, between Bear, Stearns & Co., Inc. and the Depositor relating to the Underlying Certificate.

Rating Agency: Fitch, Moody’s or their respective successors. If such agency or its successors are no longer in existence, “Rating Agency” shall be deemed to refer to such nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Securities Administrator, and specific ratings of the Rating Agency shall be deemed to refer to the equivalent ratings of the party so designated.

Record Date: For the Certificates and the first Distribution Date, the Closing Date, and for any Distribution Date thereafter, the last Business Day of the month preceding the month in which such Distribution Date occurs.

Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Repurchase Price: In connection with the repurchase of any of the Underlying Certificate pursuant to Section 2.03(c), a price equal to the outstanding principal balance thereof as of the date of repurchase plus accrued interest thereon.

Responsible Officer: When used with respect to the Trustee or the Securities Administrator, any officer of the Trustee or the Securities Administrator, as applicable, assigned to and working in its Corporate Trust Office or similar group administering the Trusts hereunder and also, with respect to a particular matter, any other officer of the Trustee or the Securities Administrator, as applicable, to whom a particular matter is referred by the Trustee or the Securities Administrator, as applicable, because of such officer’s knowledge of and familiarity with the particular subject.

S&P: Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

Securities Act: The Securities Act of 1933, as amended.

Securities Administrator: Wells Fargo Bank, N.A., in its capacity as securities administrator, or its successor in interest.

Servicing Criteria: The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time, or those Servicing Criteria otherwise mutually agreed to by the Sponsor, the Securities Administrator, the Trustee and the Depositor in response to evolving interpretations of Regulation AB and incorporated into a revised Exhibit C.

Sponsor: EMC Mortgage Corporation, or its successor in interest.

Trust: Bear Stearns ARM Trust 2006-3, created pursuant to this Agreement.

Trustee: U.S. Bank National Association, in its capacity as trustee, or its successor in interest.

Trust Fund: The segregated pool of assets subject hereto, constituting the corpus of the Trust created hereby and to be administered hereunder, consisting of:

(i)  the Underlying Certificate;

(ii)  all amounts payable on the Underlying Certificate following the Closing Date pursuant to the Underlying Agreement;

(iii)  the Certificate Account and such funds or assets as are from time to time deposited in the Certificate Account;

(iv)  the Depositor’s rights under the Purchase Agreement; and

(v)  the income, payments and proceeds of each of the foregoing.

Underlying Agreement: The agreement or agreements pursuant to which the Wells Fargo 2006-AR6 Class VII-A-1 Certificates were issued, as in effect on the Closing Date.

Underlying Certificate: A fractional interest, equal to 40.1962324954723% of the principal balance of the Wells Fargo 2006-AR6 Class VII-A-1 Certificates sold by the Depositor to, and registered in the name of the Securities Administrator, or held for the benefit of, the Securities Administrator, on behalf of the Trustee, pursuant to Section 2.01 and as more particularly described in Schedule A hereto.

Underlying Certificate Class Percentage: The percentage which the Underlying Certificate constitutes of its entire class as set forth in Schedule A attached hereto under the caption “Class % in Trust.”

Underlying Certificate Distribution Date: The 25th day of each month, or if such day is not a Business Day, then the next Business Day.

Underlying Certificateholder: The Trustee or its Depository Participant for the benefit of the Certificateholders.

Underlying Distribution Date Statement: The monthly investor reports provided or made available pursuant to the Underlying Agreement in respect of the Underlying Certificate in connection with each Underlying Certificate Distribution Date.

Underlying Series: The series of securities which includes the Underlying Certificate.

Wells Fargo 2006-AR6 Class VII-A-1 Certificates: Wells Fargo Mortgage Backed Securities 2006-AC6 Trust, Mortgage Pass-Through Certificates, Series 2006-AR6, Class VII-A-1.

ARTICLE II

CONVEYANCE OF THE UNDERLYING CERTIFICATE; ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of the Underlying Certificate.

(a)  The Depositor, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set-over and otherwise convey to the Trustee, in trust, for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to (i) the Underlying Certificate (ii) the Purchase Agreement and (iii) all other assets constituting the Trust Fund. Such assignment includes, without limitation, all amounts payable on the Underlying Certificate pursuant to the Underlying Agreement following the Closing Date.

(b)  In connection with such transfer and assignment, and concurrently with its execution and delivery of this Agreement, the Depositor shall have caused the Underlying Certificate to be registered in the book-entry records of the Federal Reserve Banks in the name of the Trustee or its nominee.

(c)  The transfer of the Underlying Certificate and all other assets constituting the Trust Fund is absolute and is intended by the parties hereto as a sale.

(d)  It is intended that the conveyances by the Depositor to the Trustee of the Underlying Certificate as provided for in this Section 2.01 be construed as a sale by the Depositor to the Trustee of the Underlying Certificate for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Underlying Certificate by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Underlying Certificate are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Underlying Certificate, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee of a security interest in all of the Depositor’s right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (1) the Underlying Certificate, (2) all amounts payable pursuant to the Underlying Certificate in accordance with the terms thereof and (3) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held in the Certificate Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee or any agent of the Trustee of such items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party,” or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. It is also intended that the Trust be classified for federal income tax purposes as a grantor trust under Subpart E, part I of subchapter J of chapter 1 of the Code, of which the Certificateholders are owners, rather than a partnership, an association taxable as a corporation or a taxable mortgage pool. The powers granted and obligations undertaken in this Agreement shall be construed so as to further such intent.

The Depositor and the Trustee, at the Depositor’s or the Majority Certificateholders’ direction, shall, to the extent consistent with this Agreement, take such reasonable actions as may be determined to be necessary to ensure that, if this Agreement were deemed to create a security interest in the Underlying Certificate, and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

Section 2.02.  Acceptance of Trust Fund by Trustee; Initial Issuance of Certificates.

The Securities Administrator, on behalf of the Trustee, acknowledges receipt of the Underlying Agreement and the receipt by it and the transfer, delivery and assignment to it of the Underlying Certificate, in good faith and without notice of any adverse claim, and the assignment to it of all other assets included in the Trust Fund and declares that it holds and will hold the Underlying Certificate and all other assets included in the Trust Fund in trust for the exclusive use and benefit of all present and future Certificateholders in accordance with the terms of this Agreement. Concurrently with such transfer, delivery and assignment and in exchange therefor, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Securities Administrator has executed and caused to be authenticated and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing the entire beneficial ownership of the Trust Fund.

Until the Trust Fund is terminated in accordance with Section 7.01, except as provided herein, the Trustee shall not assign, sell, dispose of or transfer any interest in the Underlying Certificate or any other asset constituting the Trust Fund or permit the Underlying Certificate or any other asset constituting the Trust Fund to be subjected to any lien, claim or encumbrance arising by, through or under the Trustee or any person claiming by, through or under the Trustee.

Section 2.03.  Representations and Warranties of the Depositor and the Trustee.

(a)  The Depositor hereby represents and warrants to the Trustee and the Securities Administrator and for the benefit of the Certificateholders, as of the Closing Date, that:

(i)  The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Depositor is possessed of all licenses necessary to carry on its business.

(ii)  The execution and delivery of this Agreement by the Depositor, and the performance and compliance with the terms of this Agreement by the Depositor, will not violate the Depositor’s certificate of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

(iii)  The Depositor has the full right, power and authority to enter into and consummate all transactions contemplated by this Agreement, including but not limited to selling the Underlying Certificate to the Trustee, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

(iv)  This Agreement, assuming due authorization, execution and delivery by the Trustee, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(v)  The Depositor is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

(vi)  No litigation is pending or, to the best of the Depositor’s knowledge, threatened against the Depositor which, if determined adversely to the Depositor, would prohibit the Depositor from entering into this Agreement or is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

(vii)  The Depositor was, immediately prior to the transfer of the Underlying Certificate to the Trustee, the sole owner thereof free and clear of any lien, pledge, charge or encumbrance of any kind (except any lien created by this Agreement).

(viii)  The Depositor acquired the Underlying Certificate in good faith without notice of any adverse claim, lien, charge, encumbrance or security interest (including without limitation, federal tax liens or liens arising under ERISA).

(ix)  The Depositor has not assigned any interest in the Underlying Certificate or any distributions thereon, except as contemplated herein.

(x)  The Securities Administrator, on behalf of the Trustee, will be entitled to distributions under the Underlying Agreement equal to all distributions of interest and principal made on the Underlying Certificate.

(xi)  The information relating to the Underlying Certificate set forth in Schedule A is true and correct in all material respects.

(xii)  The Underlying Certificate is registered on the books of the Federal Reserve Banks in the name of the Trustee or its financial intermediary on behalf of the Trustee.

(xiii)  The Wells Fargo 2006-AR6 Class VII-A-1 Certificates are “regular interests” in a real estate mortgage investment conduit within the meaning of Section 860G(a)(1) of the Code.

(xiv)  The Depositor has no actual knowledge after reasonable inquiry that the Wells Fargo 2006-AR6 Class VII-A-1 Certificates (1) were not validly issued by Wells Fargo Mortgage Backed Securities 2006-AR6 Trust, (2) are not outstanding, (3) are not the legal, valid, binding and enforceable obligation of Wells Fargo Mortgage Backed Securities 2006-AR6 Trust, and (4) are not entitled to the benefits of the Underlying Agreement pursuant to which such Wells Fargo 2006-AR6 Class VII-A-1 Certificates were issued (except as limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally or to the extent that such enforceability may be subject to the exercise of judicial discretion in accordance with general equitable principles).

(b)  The Trustee hereby represents and warrants to the Depositor and for the benefit of the Certificateholders, as of the Closing Date, that:

(i)  The Trustee is a national banking association, duly organized and validly existing under the laws of the United States of America.

(ii)  The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee’s charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

(iii)  The Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

(iv)  This Agreement, assuming due authorization, execution and delivery by the Depositor, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(v)  The Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

(vi)  No litigation is pending or, to the best of the Trustee’s knowledge, threatened against the Trustee which would prohibit the Trustee from entering into this Agreement or is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

(vii)  The Underlying Certificate will be held by the Securities Administrator through the Depository or its nominee; the information relating to the Underlying Certificate set forth on Schedule A hereto conforms to information set forth in the Prospectus dated March 20, 2006, Prospectus Supplement dated March 24, 2006 and the Supplement dated April 10, 2006 for the Wells Fargo 2006-AR6 Class VII-A-1 Certificates; it has acquired the Underlying Certificate on behalf of the Certificateholders from the Depositor in good faith, for value, and, to the best of the Securities Administrator’s knowledge, without notice or actual knowledge of any adverse claim, lien, charge, encumbrance or security interest (including, without limitation, federal tax liens or liens arising under ERISA); it has not and will not, in any capacity except as securities administrator, on behalf of the Certificateholders, assert any claim or interest in the Underlying Certificate and will hold such Underlying Certificate and the proceeds thereof in trust pursuant to the terms of this Agreement; and it has not encumbered or transferred its right, title or interest in the Underlying Certificate.

(c)  It is understood and agreed that the foregoing representations and warranties shall survive the execution and delivery of this Agreement. Upon discovery by either party hereto of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders or either party hereto, the party discovering such breach will give prompt written notice thereof to the other party hereto and to the Certificateholders. Within thirty (30) days of the earlier of either discovery by or notice to the Depositor of any breach of a representation or warranty of the Depositor that materially and adversely affects the interests of the Certificateholders, the Depositor shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Depositor shall, at the election of the Majority Certificateholders, repurchase the Underlying Certificate at the Repurchase Price. If the Depositor is to repurchase the Underlying Certificate, the Securities Administrator shall promptly determine the Repurchase Price in accordance with the definition thereof. Repurchase of the Underlying Certificate pursuant to the foregoing provisions of this Section 2.03(c) shall be accomplished by deposit by the Depositor in the Certificate Account on the Business Day prior to the next succeeding Distribution Date of the amount of the Repurchase Price.

Section 2.04.  Grantor Trust. The Trust created hereby is intended to qualify as an “investment trust” within the meaning of Treasury Regulation §301.7701-4(c), and it is neither the purpose nor the intent of the parties hereto to create a partnership, joint venture, taxable mortgage pool or association taxable as a corporation between or among the Certificateholders, the Trustee or the Depositor. In furtherance of the foregoing, the purpose of the Trust shall be to protect and conserve the assets of the Trust, and the Trust shall not at any time engage in or carry on any kind of business or any kind of commercial or investment activity. Subject to the foregoing, the Trust shall:

(i)  issue the Certificates to, or at the written direction of, the Depositor in exchange for the Underlying Certificate;

(ii)  perform the activities of the trust that are expressly set forth in this Agreement;

(iii)  engage in those activities that are reasonably necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(iv)  subject to compliance with this Agreement, engage in such other activities as may be required in connection with conservation of the Trust and the making of distributions to the Certificateholders.

The trust is hereby authorized to engage in the foregoing activities. The trust shall not engage in any activity other than the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding without the consent of all of the Certificateholders; provided, however, that in no event shall the Trustee or any other Person have any power to vary the investment of the Certificateholders in the Certificates or to substitute new investments or reinvest so as to enable the Trust to take advantage of variations in the market to improve the investment of the Certificateholders in the Certificates.

ARTICLE III

ADMINISTRATION OF THE UNDERLYING CERTIFICATE;
PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS

Section 3.01.  Administration of the Trust Fund and the Underlying Certificate.

If at any time the Securities Administrator, as a holder of the Underlying Certificate, is requested in such capacity, whether by a Certificateholder, a holder of a certificate of the Underlying Series or a party to the related Underlying Agreement or any other Person, to take any action or to give any consent, approval or waiver, including, without limitation, in connection with an amendment of the Underlying Agreement, the Securities Administrator shall promptly notify all of the Holders of Certificates and the Depositor of such request and of its planned course of action with respect thereto and shall, in its capacity as a holder of the Underlying Certificate, take such action in connection with the exercise and/or enforcement of any rights and/or remedies available to it in such capacity with respect to such request, as the Majority Certificateholders of the Certificates shall direct in writing.

Section 3.02.  Collection of Monies.

(a)  In connection with its receipt of any distribution on the Underlying Certificate on any Underlying Certificate Distribution Date, the Securities Administrator shall review the related Underlying Distribution Date Statement and shall confirm that the aggregate amount of such distribution received by it with respect to the Underlying Certificate is consistent with the Underlying Distribution Date Statement (it being understood that the Securities Administrator shall be entitled to rely on the accuracy and correctness of the Underlying Distribution Date Statement).

(b)  If the Securities Administrator receives a Notice of Final Distribution in respect of the Underlying Certificate, the Securities Administrator shall present and surrender the Underlying Certificate which is in certificated form for final payment thereon, if required, in accordance with the terms and conditions of the related Underlying Agreement and such notice. The Securities Administrator shall promptly deposit in the Certificate Account the final distribution received upon presentation and surrender of such Underlying Certificate for distribution in accordance with Section 3.05 hereof on the next succeeding Distribution Date for the Certificates.

Section 3.03.  Establishment of Certificate Account; Deposits Therein.

(a)  The Securities Administrator, for the benefit of the Certificateholders, shall establish and maintain one or more interest bearing trust accounts (collectively, the “Certificate Account”), each of which shall be an Eligible Account, entitled “Wells Fargo Bank, N.A., as securities administrator for the registered holders of Bear Stearns ARM Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3,” held in trust by the Securities Administrator for the benefit of the Certificateholders. The Securities Administrator shall cause to be deposited directly into the Certificate Account all distributions received on the Underlying Certificate by the Securities Administrator, from whatever source, and all amounts received by it representing payment of a Repurchase Price pursuant to Section 2.03(c), subsequent to the Closing Date. The Certificate Account is initially located at the Securities Administrator. The Securities Administrator shall give notice to the Depositor, the Trustee and to Certificateholders of any new location of the Certificate Account prior to any change thereof.

(b)  In the event that payments in respect of the Underlying Certificate are received by the Securities Administrator prior to the related Distribution Date, the Securities Administrator may invest such funds deposited in the Certificate Account in one or more Permitted Investments held in the name of the Securities Administrator and shall receive as compensation, any interest or investment income earned on such Permitted Investments, which may be withdrawn by the Securities Administrator on each Distribution Date and shall not constitute Available Funds. Notwithstanding the foregoing, no such Permitted Investment may mature later than such related Distribution Date and no such investment shall be sold prior to its maturity date. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Securities Administrator out of its own funds immediately as realized.

(c)  The Depositor shall cause all distributions received on the Underlying Certificate by the Depositor or any of its Affiliates after the Closing Date to be provided to the Securities Administrator for deposit into the Certificate Account.

Section 3.04.  Permitted Withdrawals From the Certificate Account.

The Securities Administrator may from time to time withdraw funds from the Certificate Account for the following purposes:

(i)  to make distributions in the amounts and in the manner provided for in Section 3.05;

(ii)  to pay to the Person entitled thereto any amount deposited in the Certificate Account in error;

(iii)  to clear and terminate the Certificate Account upon the termination of this Agreement; and

(iv)  to pay itself, as additional compensation, the net reinvestment income permitted to be paid to it as provided in Section 3.03(b).

On each Distribution Date, the Securities Administrator shall withdraw all funds from the Certificate Account and shall use such funds withdrawn from the Certificate Account only for the purposes described in this Section 3.04 and in Section 3.05.

Section 3.05.  Distributions.

(a)  On each Distribution Date, the Securities Administrator shall apply amounts in the Certificate Account representing Available Funds in the following manner and order of priority:

(b)  Interest Payments: from amounts with respect to interest received on the Underlying Certificate, if any: to the Holders of the Class A-1 Certificates and Class A-2 Certificates, on a pro rata basis, as a distribution of interest, the Interest Distribution Amount for the Class A-1 Certificates and Class A-2 Certificates for such Distribution Date.

(c)  Principal Payments: from amounts with respect to principal received on the Underlying Certificate, if any, to the Holders of the Class A-1 Certificates and Class A-2 Certificates, on a pro rata basis, as distributions of principal, until the Current Principal Amount of the Class A-1 Certificates and Class A-2 Certificates has been reduced to zero.

(d)  All distributions made to Holders of the Certificates pursuant to Section 3.05(a) on each Distribution Date shall be allocated pro rata among the outstanding Certificates based upon their respective Percentage Interests and, except in the case of the final distribution to the Holders of the Certificates, shall be made to the Holders of record on the related Record Date. Distributions to any Certificateholder on any Distribution Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing (which wiring instructions may be in the form of a standing order applicable to all future Distribution Dates) no less than five Business Days prior to the related Record Date (or, in the case of the initial Distribution Date, no later than the related Record Date) and is the registered owner of Certificates with an aggregate initial Current Principal Amount of not less than $1,000,000, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final distribution to each Certificateholder will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Securities Administrator or such other location specified in the notice to Certificateholders of such final distribution.

(e)  Notwithstanding any other provision of this Agreement, the Securities Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or the accrual of discount that the Securities Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Securities Administrator does withhold any amount from payments to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall indicate the amount withheld to such Certificateholders.

(f)  Realized Losses. On any Distribution Date, following distributions to be made on that Distribution Date, any Realized Losses (as defined in the Underlying Agreement) allocated to the Underlying Certificate will first be allocated to the Class A-2 Certificates, until the Current Principal Amount thereof has been reduced to zero, and then to the Class A-1 Certificates, until the Current Principal Amount thereof has been reduced to zero.

Section 3.06.  Statements to Certificateholders.

On each Distribution Date, the Securities Administrator shall prepare and make available to each Certificateholder, the Depositor and the Rating Agencies, on its website, a statement with respect to such Distribution Date, stating:

(i)  the Available Funds for such Distribution Date, including the cash flows received and the sources thereof for distributions;

(ii)  the Interest Distribution Amount and the amount with respect to principal paid on the Certificates with respect to such Distribution Date;

(iii)  the Current Principal Amount of the Certificates before and after applying payments on such Distribution Date;

(iv)  the applicable record dates, accrual dates and actual Distribution Dates for the period;

(v)  the Pass-Through Rate on the Certificates for such Distribution Date; and

(vi)  the interest rate on the Underlying Certificate for such Distribution Date.

In the case of the information furnished pursuant to clause (ii) above, the amounts shall also be expressed as a dollar amount per $100,000 of principal face amount.

The Securities Administrator may make available each month, to any interested party, the monthly statement to Certificateholders via the Securities Administrator’s website initially located at “www.ctslink.com.” Assistance in using the website can be obtained by calling the Securities Administrator’s customer service desk at (301) 815-6600. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the Securities Administrator’s customer service desk and indicating such. The Securities Administrator shall have the right to change the way such reports are distributed in order to make such distribution more convenient and/or more accessible to the parties, and the Securities Administrator shall provide timely and adequate notification to all parties regarding any such change.

In addition, the Securities Administrator promptly will furnish to the Depositor, and upon the written request of a Certificateholder, to such Certificateholder, copies of any written notices, statements, reports or other written communications, received by the Securities Administrator in respect of the Underlying Certificate.

The Securities Administrator shall be responsible for preparing, at its own expense, and filing in a timely manner, on behalf of the Trust Fund and for the Trust Fund as a grantor trust under the Code, federal income tax and information returns and reports with the Internal Revenue Service (“IRS”) and income tax returns and information returns and reports of any other state or local taxing authority as are required to be so filed, using a calendar year as the taxable year of the Trust on an accrual basis. The Trustee shall sign all such tax returns provided to it by the Securities Administrator. The Depositor shall provide the Securities Administrator within 10 days of the Closing Date all information deemed necessary by the Securities Administrator to fulfill its obligations under this paragraph. The Securities Administrator shall furnish to each Certificateholder at the time required by law such information reports or returns as are required by applicable federal, state or local law with respect to the Trust Fund to enable Certificateholders to prepare their tax returns and will furnish comparable information to the IRS and other taxing authorities as and when required by law to do so.

Section 3.07.  Access to Certain Documentation and Information.

The Securities Administrator shall provide to the Depositor access to all reports, documents and records maintained by the Securities Administrator in respect of its duties hereunder, such access being afforded without charge but only upon three Business Days’ written request and during normal business hours at offices designated by the Securities Administrator.

Section 3.08.  Calculation of Distribution Amounts.

All calculations of Available Funds, the Interest Distribution Amount and amounts payable with respect to principal for any Distribution Date shall be performed by the Securities Administrator in reliance on the information provided to it in the applicable Underlying Distribution Date Statement.

Section 3.09.  Annual Statement as to Compliance.

(a)  The Securities Administrator shall deliver (or otherwise make available) to the Depositor not later than March 15th of each calendar year beginning in 2007, an Officer’s Certificate (an “Annual Statement of Compliance”) stating, as to each signatory thereof, that (i) a review of the activities of the Securities Administrator during the preceding calendar year and of its performance under this Agreement has been made under such officer’s supervision and (ii) to the best of such officer’s knowledge, based on such review, the Securities Administrator has fulfilled all of its obligations under this Agreement in all material respects throughout such year or applicable portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of the cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use.

(b)  Failure of the Securities Administrator to comply with this Section 3.09 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related Form 10-K, shall, upon written notice from the Trustee at the written direction of the Depositor, constitute a default, and, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, the Trustee may upon notice immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Underlying Certificates and the proceeds thereof without compensating the Securities Administrator for the same (but subject to the Securities Administrator’s right to reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

Section 3.10.  Assessments of Compliance and Attestation Reports.

Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, the Securities Administrator (to the extent set forth in this Section) (the “Attesting Party”) shall deliver (or otherwise make available) to the Depositor on or before March 15th of each calendar year beginning in 2007, a report regarding the Attesting Party’s assessment of compliance (an “Assessment of Compliance”) with the Servicing Criteria applicable to it during the preceding calendar year. The Assessment of Compliance, as set forth in Regulation AB, must contain the following:

(a) A statement by an authorized officer of the Attesting Party of its authority and responsibility for assessing compliance with the Servicing Criteria applicable to the Attesting Party;

(b) A statement by an authorized officer that the Attesting Party used the Servicing Criteria identified in Exhibit C hereto to assess compliance with the Servicing Criteria applicable to the Attesting Party;

(c) An assessment by such officer of the Attesting Party’s compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities the Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving the Attesting Party, that are backed by the same asset type as those backing the Underlying Certificates;

(d) A statement that a registered public accounting firm has issued an attestation report on the Attesting Party’s Assessment of Compliance for the period consisting of the preceding calendar year; and

(e) A statement as to which of the Servicing Criteria, if any, are not applicable to the Attesting Party, which statement shall be based on the activities the Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving the Attesting Party, that are backed by the same asset type as those backing the Certificates.

Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit C hereto which are indicated as applicable to the Attesting Party.

On or before March 15th of each calendar year beginning in 2007, the Attesting Party shall furnish to the Depositor a report (an “Attestation Report”) by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the Attesting Party, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

The Depositor shall confirm that the Assessment of Compliance delivered to it addresses all of the Servicing Criteria set forth in Exhibit C and notify the Securities Administrator of any exceptions. Notwithstanding the foregoing, as to any subcontractor, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

Failure of the Securities Administrator to comply with this Section 3.10 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related Form 10-K, shall, upon written notice from the Depositor, constitute a default and the Trustee shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Underlying Certificates and the proceeds thereof without compensating the Securities Administrator for the same (but subject to the Securities Administrator’s right to reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

Section 3.11.  Reports Filed with Securities and Exchange Commission.

(a) (i) (A) Within 15 days after each Distribution Date, for so long as the Trust is subject to Exchange Act reporting requirements, the Securities Administrator shall, in accordance with industry standards, prepare and file with the Commission via the Electronic Data Gathering and Retrieval System (“EDGAR”), a Distribution Report on Form 10-D, signed by the Depositor, with a copy of the Monthly Statement to be furnished by the Securities Administrator to the Certificateholders for such Distribution Date; provided that, the Securities Administrator shall have received no later than five (5) calendar days after the related Distribution Date, all information required to be provided to the Securities Administrator as described in clause (a)(iv) below. Any disclosure that is in addition to the Monthly Statement and that is required to be included on Form 10-D, including the Form 10-D filed in connection with the Underlying Series (“Additional Form 10-D Disclosure”) shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit D to the Securities Administrator and the Depositor and approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit D) and approval.

(B) Within five (5) calendar days after the related Distribution Date, (i) the parties set forth in Exhibit D shall be required to provide, pursuant to Section 3.11(a)(iv) below, to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 10-D Disclosure Information on Form 10-D pursuant to this Section.

(C) After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor for review. Within two Business Days after receipt of such copy, but no later than the 12th calendar day after the Distribution Date (provided that, the Securities Administrator forwards a copy of the Form 10-D no later than the 10th calendar after the Distribution Date), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the filing of the Form 10-D. No later than the 13th calendar day after the related Distribution Date, a duly authorized officer of the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator shall follow the procedures set forth in Section 3.11(a)(v). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator shall make available on its internet website a final executed copy of each Form 10-D filed by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under Sections 3.11(a)(i) and (v) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections. The Securities Administrator shall not have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and timely file such Form 10-D, where such failure results from the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

Each of Form 10-D and Form 10-K requires the registrant to indicate (by checking “yes” or “no”) that it “(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.” The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and it has been subject to such filing requirements for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D and no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to the questions should be “no.” The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

(ii) (A) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), for so long as the Trust is subject to Exchange Act reporting requirements, the Securities Administrator shall prepare and file, at the direction of the Depositor, on behalf of the Trust, any Form 8-K, as required by the Exchange Act; provided that, the Depositor shall prepare and file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K, including any Form 8-K filed in connection with the Underlying Series (“Form 8-K Disclosure Information”) shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit D to the Securities Administrator and the Depositor and approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit D) and approval.

(B) For so long as the Trust is subject to the Exchange Act reporting requirements, no later than the close of business New York City time on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties set forth in Exhibit D shall be required pursuant to Section 3.11(a)(iv) below to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this Section.

(C) After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Depositor for review. No later than noon New York City time on the 4th Business Day after the Reportable Event, a duly authorized officer of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. Promptly, but no later than the close of business on the 3rd Business Day after the Reportable Event, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K filed by the Securities Administrator. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the filing of the Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator shall follow the procedures set forth in Section 3.11(a)(v). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator shall, make available on its internet website a final executed copy of each Form 8-K filed by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 3.11(a)(ii) related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.11(a)(ii). The Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(iii) (A) Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007 and thereafter so long as the Trust is subject to Exchange Act reporting requirements, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, (I) an annual compliance statement for the Securities Administrator, as described under Section 3.09, (II)(A) the annual report on assessment of compliance with Servicing Criteria for the Securities Administrator, as described under Section 3.10, and (B) if any such report on assessment of compliance with Servicing Criteria described under Section 3.10 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such report on assessment of compliance with Servicing Criteria described under Section 3.10 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (III)(A) the registered public accounting firm attestation report for the Securities Administrator, as described under Section 3.10, and (B) if any registered public accounting firm attestation report described under Section 3.10 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (IV) a Sarbanes-Oxley Certification as described in Section 3.11 (a)(iii)(D) below (provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement, assessment of compliance or attestation report that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (I) through (IV) above that is required to be included on Form 10-K, including the Form 10-K filed in connection with the Underlying Series (“Additional Form 10-K Disclosure”) shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit D to the Securities Administrator and the Depositor and approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit D) and approval.

(B) No later than March 15th of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007, (i) the parties set forth in Exhibit D shall be required to provide pursuant to Section 3.11(a)(iv) below to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 10-K Disclosure information on Form 10-K pursuant to this Section.

(C) After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Depositor for review. Within three Business Days after receipt of such copy, but no later than March 25th, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form and the Securities Administrator may proceed with the filing of the Form 10-K. No later than the close of business Eastern Standard time on the 4th Business Day prior to the 10-K Filing Deadline, a senior officer of the Depositor shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.11(a)(v). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator shall make available on its internet website a final executed copy of each Form 10-K filed by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under Sections 3.11(a)(iii) and (v) related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections and Sections 3.09 and Section 3.10. The Securities Administrator shall not have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(D) Each Form 10-K shall include a certification (the “Sarbanes-Oxley Certification”) required to be included therewith in compliance with Item 601(b)(31)(ii) of Regulation S-K, which shall be signed by the Certifying Person and delivered to the Securities Administrator no later than March 15th of each year in which the Trust is subject to the reporting requirements of the Exchange Act. The Securities Administrator shall provide to the Depositor, as the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 10th of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (a “Back-Up Certification”), in the form attached hereto as Exhibit B, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely. A senior officer of the Depositor shall serve as the Certifying Person on behalf of the Trust.

(iv) With respect to any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or any Form 8-K Disclosure Information (collectively, the “Additional Disclosure”) relating to the Trust Fund, the Securities Administrator’s obligation to include such Additional Information in the applicable Exchange Act report is subject to receipt from the entity that is indicated in Exhibit D as the responsible party for providing that information, if other than the Securities Administrator, as and when required as described in Section 3.11(a)(i) through (iii) above. Such Additional Disclosure shall be accompanied by a notice substantially in the form of Exhibit E. Each of the Sponsor, the Securities Administrator and the Depositor hereby agrees to notify and provide to the extent known to the Sponsor, the Securities Administrator and the Depositor all Additional Disclosure relating to the Trust Fund, with respect to which such party is indicated in Exhibit E as the responsible party for providing that information. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Disclosure information pursuant to this Section.

So long as the Depositor is subject to the reporting requirements of the Exchange Act with respect to the Trust Fund, the Trustee shall notify the Securities Administrator and the Depositor of any bankruptcy or receivership with respect to the Trustee or of any proceedings of the type described under Item 1117 of Regulation AB that have occurred as of the related Due Period, together with a description thereof, no later than the date on which such information is required of other parties hereto as set forth under this Section 3.11. In addition, the Trustee shall notify the Securities Administrator and the Depositor of any affiliations or relationships that develop after the Closing Date between the Trustee and the Depositor, the Sponsor or the Securities Administrator of the type described under Item 1119 of Regulation AB, together with a description thereof, no later than the date on which such information is required of other parties hereto as set forth under this Section 3.11. Should the identification of any of the Depositor, the Sponsor or the Securities Administrator change, the Depositor shall promptly notify the Trustee.

(v) (A) On or prior to January 30th of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

(B) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator shall promptly notify the Depositor. In the case of Form 10-D and 10-K, the Depositor and the Securities Administrator shall cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, and such amendment relates to any Additional Disclosure, the Securities Administrator shall notify the Depositor and the parties affected thereby and such parties will cooperate to prepare any necessary Form 8-K, 10-DA or 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a duly authorized officer of the Depositor. The parties hereto acknowledge that the performance by the Depositor and the Securities Administrator of their respective duties under this Section 3.11(a)(v) related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon the Depositor timely performing its duties under this Section. The Securities Administrator shall not have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, where such failure results from the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Underlying Certificates as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 3.11; provided, however, the Securities Administrator shall cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Exchange Act. Fees and expenses incurred by the Securities Administrator in connection with this Section 3.11 shall not be reimbursable from the Trust Fund.

(b) The Securities Administrator shall indemnify and hold harmless the Depositor and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Securities Administrator’s obligations under Sections 3.09, 3.10 and 3.11 or the Securities Administrator’s negligence, bad faith or willful misconduct in connection therewith. In addition, the Securities Administrator shall indemnify and hold harmless the Depositor and each of its respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Back-Up Certification, any Annual Statement of Compliance, any Assessment of Compliance or any Additional Disclosure provided by the Securities Administrator on its behalf pursuant to Section 3.09, 3.10 or 3.11 (the “Securities Administrator Information”), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Securities Administrator Information and not to any other information communicated in connection with the Certificates, without regard to whether the Securities Administrator Information or any portion thereof is presented together with or separately from such other information.

The Depositor shall indemnify and hold harmless the Securities Administrator and each of its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Depositor under Sections 3.09, 3.10 and 3.11 or the Depositor’s negligence, bad faith or willful misconduct in connection therewith. In addition, the Depositor shall indemnify and hold harmless the Securities Administrator and each of its respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Additional Disclosure provided by the Depositor that is required to be filed pursuant to this Section 3.11 (the “Depositor Information”), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Depositor Information that is required to be filed and not to any other information communicated in connection with the Certificates, without regard to whether the Depositor Information or any portion thereof is presented together with or separately from such other information.

If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor or the Securities Administrator, as applicable, then the defaulting party, in connection with any conduct for which it is providing indemnification under this Section 3.11(b), agrees that it shall contribute to the amount paid or payable by the other parties as a result of the losses, claims, damages or liabilities of the other party in such proportion as is appropriate to reflect the relative fault and the relative benefit of the respective parties.

The indemnification provisions set forth in this Section 3.11(b) shall survive the termination of this Agreement or the termination of any party to this Agreement.

(c) Failure of the Securities Administrator to comply with this Section 3.11 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related Form 10-K, shall, upon written notice from the Trustee at the written direction of the Depositor, constitute a default and the Trustee at the written direction of the Depositor shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Underlying Certificate and the proceeds thereof without compensating the Securities Administrator for the same (but subject to the Securities Administrator’s right to reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary. In connection with the termination of the Securities Administrator pursuant to this Section 3.11(c), the Trustee shall be entitled to reimbursement of all costs and expenses associated with such termination. Notwithstanding anything to the contrary in this Agreement, no default by the Securities Administrator shall have occurred with respect to any failure to properly prepare, execute and/or timely file any report on Form 8-K, Form 10-D or Form 10-K, any Form 15 or Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, where such failure results from the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file any such report, Form or amendment, and does not result from its own negligence, bad faith or willful misconduct.

(d) This Section 3.11 may be amended without the consent of the Certificateholders.

(e) Any report, notice or notification to be delivered by the Securities Administrator to the Depositor pursuant to this Section 3.11, may be delivered via email to RegABNotifications@bear.com or, in the case of a notification, telephonically by calling Reg AB Compliance Manager at 212-272-7525.

ARTICLE IV

THE CERTIFICATES

Section 4.01.  The Certificates.

(a)  The Depository, the Depositor and the Securities Administrator have entered into a letter agreement dated as of May 31, 2006 (the “Depository Agreement”). Except as provided in Subsection 4.01(b), the Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Securities Administrator except to a successor to the Depository; (ii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Securities Administrator shall deal with the Depository as representative of the Certificate Owners for purposes of exercising the rights of Certificateholders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (v) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants.

All transfers by Certificate Owners of Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

(b)  If (i)(A) the Depositor advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Securities Administrator or the Depositor is unable to locate a qualified successor within 30 days or (ii) after the occurrence and continuation of a default hereunder, the Certificate Owners of not less than 51% of the Percentage Interests of the Certificates advise the Securities Administrator and the Depository in writing through the depository participants that the continuation of a book-entry system with respect to the Certificates through the Depository (or its successor) is no longer in the best interests of the Certificate Owners, then the Securities Administrator shall request that the Depository notify all Certificate Owners of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the “Definitive Certificates”) to Certificate Owners requesting the same. Upon surrender to the Securities Administrator of the Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Securities Administrator shall issue the Definitive Certificates. Neither the Depositor nor the Securities Administrator shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

(c)  The Class A-1 Certificates and Class A-2 Certificates shall be substantially in the form set forth in Exhibit A hereto. The Certificates shall be executed by manual signature on behalf of the Securities Administrator in its capacity as securities administrator hereunder by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Securities Administrator shall be entitled to all benefits under this Agreement, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

Pending the preparation of Definitive Certificates, the Securities Administrator may sign and the Certificate Registrar may authenticate temporary Certificates that are printed, lithographed or typewritten, in authorized denominations for Certificates, substantially of the tenor of the Definitive Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers or authorized signatories executing such Certificates may determine, as evidenced by their execution of such Certificates. If temporary Certificates are issued, the Depositor will cause Definitive Certificates to be prepared without unreasonable delay. After the preparation of Definitive Certificates, the temporary Certificates shall be exchangeable for Definitive Certificates upon surrender of the temporary Certificates at the office of the Securities Administrator, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Securities Administrator shall sign and the Certificate Registrar shall authenticate and deliver in exchange therefor a like aggregate principal amount, in authorized denominations, of Definitive Certificates. Until so exchanged, such temporary Certificates shall in all respects be entitled to the same benefits as Definitive Certificates.

(d)  The Certificates will be initially registered as a single Certificate held by a nominee of the Depository, and beneficial interests will be held by investors through the book-entry facilities of the Depository in minimum denominations of $1,000 and increments of $1 in excess thereof.

Section 4.02.  Registration of Transfer and Exchange of Certificates.

(a)  At all times during the term of this Agreement, there shall be maintained at the office of a registrar (the “Certificate Registrar”) a register (the “Certificate Register”) in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Securities Administrator is initially appointed (and hereby agrees to act in accordance with the terms hereof) as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. For so long as the Securities Administrator acts as Certificate Registrar, its Corporate Trust Office shall constitute the offices of the Certificate Registrar maintained for such purposes. The Certificate Registrar may appoint, by a written instrument delivered to the Depositor, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. If the Securities Administrator resigns or is removed in accordance with the terms hereof, the successor Securities Administrator shall immediately succeed to its predecessor’s duties as Certificate Registrar. The Depositor and the Securities Administrator shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

Every Certificateholder agrees with the Certificate Registrar and the Securities Administrator that neither the Certificate Registrar, nor the Securities Administrator shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

(b)  Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at the offices of the Certificate Registrar maintained for such purpose, the Securities Administrator shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate Percentage Interest.

(c)  At the option of any Holder, its Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the offices of the Certificate Registrar maintained for such purpose. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

(d)  Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Securities Administrator) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Securities Administrator duly executed by, the Holder thereof or his attorney duly authorized in writing.

(e)  No service charge shall be made for any transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(f)  All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar without liability on its part.

(g)  Each beneficial owner of a Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that Certificate, or interest therein, that either (i) it is not a plan subject to ERISA or Section 4975 of the Code or (ii) the acquisition and holding of that Certificate is eligible for the exemptive relief of Prohibited Transaction Class Exemption 2002 - 41. Neither the Certificate Registrar nor the Securities Administrator shall be required to monitor transfers of any such beneficial interests in the Certificates and neither of them shall have any liability for transfers made where such representations were not true and correct.

Section 4.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Securities Administrator and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) (except in the case of a mutilated Certificate) there is delivered to the Securities Administrator and the Certificate Registrar such agreement, security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Securities Administrator or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Securities Administrator may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 4.04.  Persons Deemed Owners.

Prior to due presentment of a Certificate for registration of transfer, the Depositor, the Trustee, the Securities Administrator, the Certificate Registrar and any agent of the Depositor, the Trustee, the Securities Administrator or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 3.05 and for all other purposes whatsoever, and neither the Depositor, the Trustee, the Securities Administrator, the Certificate Registrar nor any agent of the Depositor, the Trustee, the Securities Administrator or the Certificate Registrar shall be affected by notice to the contrary.

ARTICLE V

THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

Section 5.01.  Duties of Trustee.

(a)  Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee or the Securities Administrator pursuant to any provision of this Agreement, the Trustee and the Securities Administrator, respectively, shall examine them to determine whether they are in the form required by this Agreement and the Underlying Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished hereunder; provided, further, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement. The Trustee or the Securities Administrator, respectively, shall notify the Certificateholders, and the Rating Agencies of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee or the Securities Administrator, respectively, after so requesting of the party required to deliver the same, does not receive satisfactorily corrected documents or a satisfactory explanation regarding any such nonconformities.

The Trustee or the Securities Administrator, respectively, shall forward or cause to be forwarded or make available, as applicable, in a timely fashion the notices, reports and statements required to be forwarded by the Trustee or the Securities Administrator pursuant to Sections 3.01, 3.02, 3.06 and 7.01.

(b)  No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)  The duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of their respective duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities Administrator, respectively, the Trustee or the Securities Administrator, respectively, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Securities Administrator, respectively, and conforming to the requirements of this Agreement;

(ii)  Neither the Trustee nor the Securities Administrator shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or an officer of the Securities Administrator, respectively, unless it shall be proved that the Trustee or the Securities Administrator, respectively, was negligent in ascertaining the pertinent facts;

(iii)  Neither the Trustee nor the Securities Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificate Insurer or the Majority Certificateholders in accordance with the terms of this Agreement, as to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator, respectively, or exercising any trust or other power conferred upon the Trustee or the Securities Administrator, respectively, under this Agreement;

(iv)  The Securities Administrator shall not in any way be liable by reason of any insufficiency in any Account held by or in the name of Securities Administrator unless it is determined by a court of competent jurisdiction that the Securities Administrator’s gross negligence or willful misconduct was the primary cause of such insufficiency (except to the extent that the Securities Administrator is obligor and has defaulted thereon);

(v)  Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee or the Securities Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee or the Securities Administrator, respectively, has been advised of the likelihood of such loss or damage and regardless of the form of action;

(vi)  None of the Securities Administrator, the Depositor or the Trustee shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them partners, joint venturers or agents of one another;

(vii)  Neither the Trustee nor the Securities Administrator shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided that this provision shall not be deemed to abrogate the responsibilities undertaken by the Trustee hereunder to perform routine administrative duties in accordance with the terms of this Agreement;

(viii)  Neither the Trustee nor the Securities Administrator shall be deemed to have notice of any fact or circumstance upon the occurrence of which it may be required to take action hereunder unless a Responsible Officer of the Trustee or Securities Administrator has actual knowledge of such event, fact or circumstance or unless written notice of any such event is received by the Trustee at its Corporate Trust Office;

(ix)  No provision in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided that this provision shall not be deemed to abrogate the responsibilities undertaken by the Trustee hereunder to perform routine administrative duties in accordance with the terms hereof; and

(x)  Except for those actions that the Trustee or the Securities Administrator is required to take hereunder, neither the Trustee nor the Securities Administrator shall have any obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

Section 5.02.  Certain Matters Affecting the Trustee and the Securities Administrator.

Except as otherwise provided in Section 5.01:

(i)  The Trustee and the Securities Administrator may rely and shall be protected in acting or refraining from acting in reliance on any resolution, Officers’ Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)  The Trustee and the Securities Administrator may consult with counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)  Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

(iv)  Neither the Trustee nor the Securities Administrator shall be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)  Neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, but the Trustee or the Securities Administrator, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee or the Securities Administrator shall determine to make such further inquiry or investigation, it shall be entitled to the extent reasonable under the circumstances to examine the books, records and premises of such Person, personally or by agent or attorney;

(vi)  The Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and shall not be liable for the default or misconduct of any such agents or attorneys if selected with reasonable care; and

(vii)  The right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be accountable for other than its negligence or willful misconduct in the performance of any such act.

Section 5.03.  Trustee and Securities Administrator Not Liable for Certificates or Underlying Certificate.

The recitals contained herein and in the Certificates (other than the statements attributed to, and the representations and warranties of, the Trustee in Article II and the signature and countersignature of the Certificate Registrar on the Certificates) shall be taken as the statements of the Depositor, and neither the Trustee nor the Securities Administrator shall have any responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representation as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 2.03(b)) or of the Certificates (other than that the Certificates shall be duly and validly executed by the Securities Administrator and authenticated by it as Certificate Registrar) or of the Underlying Certificate or any related document. Except as otherwise provided herein, neither the Trustee or the Securities Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the assignment and delivery of the Underlying Certificate.

Section 5.04.  Trustee and Securities Administrator May Own Certificates.

The Trustee and the Securities Administrator in its individual capacity or in any capacity other than as Trustee or Securities Administrator hereunder may become the owner or pledgee of any Certificates with the same rights it would have if it were not Trustee or the Securities Administrator, as applicable, and may otherwise deal with the parties hereto.

Section 5.05.  Trustee’s and Securities Administrator’s Fees and Expenses.

(a)  The Trustee shall be reimbursed for all expenses incurred in connection with this agreement by Bear, Stearns. The Trustee’s fee, as agreed upon by the Securities Administrator and the Trustee, will be paid by the Securities Administrator.

(b)  The Securities Administrator shall be reimbursed for all expenses and fees in connection herewith by Bear, Stearns.

(c)  The Securities Administrator and the Trustee and any director, officer, employee or agent of the Securities Administrator and the Trustee shall be entitled to be indemnified and held harmless by Bear, Stearns against any loss, liability or expense (including, without limitation, costs and expenses of litigation, and of investigation, counsel fees and expenses, damages, judgments, amounts paid in settlement and out-of-pocket expenses) arising out of, or incurred in connection with this Agreement, the Underlying Agreement, the Underlying Certificates and the Certificates, the exercise and performance of any of the powers and duties of the Securities Administrator or the Trustee hereunder or thereunder; provided that neither the Trustee nor the Securities Administrator nor any of the other above specified Persons shall be entitled to indemnification pursuant to this Section 5.05(c) for any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Securities Administrator’s or the Trustee’s obligations and duties hereunder, or by reason of reckless disregard of such obligations or duties.

The provisions of this Section 5.05 shall survive any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor trustee or successor securities administrator.

Section 5.06.  Eligibility Requirements for Trustee and Securities Administrator.

The Trustee and any successor Trustee and the Securities Administrator and any successor Securities Administrator shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital, and surplus and undivided profits of at least $50,000,000 (or shall be a member of a bank holding system, the combined capital and surplus of which is at least $50,000,000) and subject to supervision or examination by federal or state authority. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. The Trustee shall at all times meet the requirements of Section 26(a)(1) of the Investment Company Act and shall in no event be an Affiliate of the Depositor or of any Person involved in the organization or operation of the Depositor. In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section, the Trustee or the Securities Administrator shall resign immediately in the manner and with the effect specified in Section 5.07.

Section 5.07.  Resignation and Removal of the Trustee and Securities Administrator.

(a)  The Trustee and the Securities Administrator may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Depositor and the Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee or successor Securities Administrator, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to each of the resigning Trustee or Securities Administrator, as applicable and the successor Trustee or Securities Administrator, as applicable. If no successor Trustee or Securities Administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator.

(b)  If at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 5.06 and shall fail to resign after written request therefor by the Depositor or the Majority Certificateholders, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator, as applicable, or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator, as applicable, or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor shall promptly remove the Trustee, or shall be entitled to remove the Securities Administrator, as applicable, and appoint a successor Trustee or Securities Administrator, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to each of the Trustee or Securities Administrator, as applicable, so removed and one copy to the successor Trustee or Securities Administrator, as applicable.

(c)  Majority Certificateholders may at any time remove the Trustee or the Securities Administrator and appoint a successor Trustee or Securities Administrator by written instrument or instruments, in quadruplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, the Securities Administrator (if the Trustee is removed), the Trustee (if the Securities Administrator is removed), the Trustee or Securities Administrator so removed and the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders by the Depositor. All reasonable out-of-pocket costs and expenses incurred in connection with such removal and replacement of the Trustee, including without limitation, reasonable attorneys fees and expenses, shall be borne by the party requesting such action.

(d)  No resignation or removal of the Trustee or the Securities Administrator and appointment of a successor Trustee or Securities Administrator pursuant to any of the provisions of this Section shall become effective except upon appointment of and acceptance of such appointment by the successor trustee as provided in Section 5.08 and (ii) no entity may be appointed as a successor Trustee or Securities Administrator if such appointment would result in a withdrawal or downgrading of any then current rating assigned to the Certificates by the Rating Agencies.

Section 5.08.  Successor Trustee and Successor Securities Administrator.

(a)  Any successor Trustee or Securities Administrator appointed as provided in Section 5.07 shall execute, acknowledge and deliver to the Depositor, the Certificateholders and to its predecessor Trustee or Securities Administrator an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Trustee or Securities Administrator shall then become effective and such successor Trustee or Securities Administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Securities Administrator herein. The predecessor Trustee or Securities Administrator shall after payment of its outstanding fees and expenses promptly deliver to the successor Trustee or Securities Administrator, as applicable, the Underlying Certificate and related documents and statements held by it hereunder, and the Depositor and the predecessor Trustee or Securities Administrator, as applicable, shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee or Securities Administrator, as applicable, all such rights, powers, duties and obligations.

(b)  No successor Trustee or Securities Administrator shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee or Securities Administrator shall be eligible under the provisions of Section 5.06.

(c)  Upon acceptance of appointment by a successor Trustee or Securities Administrator as provided in this Section,, the successor Trustee or Securities Administrator shall mail notice of the succession of such Trustee or Securities Administrator hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies. The Depositor shall cause such notice to be mailed at the expense of the Depositor.

(d)  Notwithstanding anything in this Agreement or the Underlying Agreement to the contrary, in the event that the paying agent for the Underlying Series resigns or is terminated, the Securities Administrator (if it was such paying agent) shall resign as Securities Administrator under this Agreement and the Depositor may appoint the successor paying agent as the successor to the Securities Administrator hereunder.

Section 5.09.  Merger or Consolidation of Trustee or Securities Administrator.

Any state bank or trust company or national banking association into which the Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee or the Securities Administrator, respectively, shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee or the Securities Administrator, respectively, shall be the successor of the Trustee or the Securities Administrator, respectively, hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 5.06. Such succession shall be valid without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee or the Securities Administrator shall mail notice of any such merger or consolidation to the Depositor and to the Certificateholders at their address as shown in the Certificate Register.

Section 5.10.  Appointment of Co-Trustee or Separate Trustee.

(a)  Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property constituting the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Depositor to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 5.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 5.06 hereunder; provided, that if the co-trustee or separate trustee does not meet such eligibility standards, the Trustee shall remain liable for its actions hereunder, and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 5.08 hereof.

(b)  If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a written request so to do, the Trustee shall have the power to make such appointment without the Depositor.

(c)  In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 5.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee and required to be conferred on such co-trustee shall be conferred or imposed upon and exercised or performed jointly by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(d)  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article V. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(e)  To the extent not prohibited by law, any separate trustee or co-trustee may, at any time, request the Trustee, its agent or attorney-in-fact, with full power and authority, to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties,, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

(f)  No trustee under this Agreement shall be personally liable by reason of any act or omission of another trustee under this Agreement. The Depositor and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

ARTICLE VI

THE DEPOSITOR

Section 6.01.  Liability of the Depositor.

The Depositor shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Depositor herein.

Section 6.02.  Merger, Consolidation or Conversion of the Depositor.

Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and the Certificates and to perform its duties under this Agreement.

The Depositor may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any Person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 6.03.  Limitation on Liability of the Depositor and Others.

Neither the Depositor nor any of the directors, officers, employees or agents of the Depositor shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such other Person against any breach of a representation or warranty made herein, or against any expense or liability specifically required to be borne thereby pursuant to the terms hereof, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties hereunder, or by reason of reckless disregard of such obligations and duties. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Provided that such action is not related to its representations made in or its duties under this Agreement, the Depositor shall not be under any obligation to appear in, prosecute or defend any action or proceeding unless such action in its opinion does not involve it in any expense or liability.

ARTICLE VII

TERMINATION

Section 7.01.  Termination.

(a)  The respective obligations and responsibilities of the Depositor, the Securities Administrator and the Trustee created hereby with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as hereinafter set forth) shall terminate upon the later of (i) the making of the final payment on or other liquidation of the Underlying Certificate and (ii) the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James’s, living on the date hereof.

(b)  The Securities Administrator shall, in accordance with Section 8.05, give a Notice of Final Distribution to the Holders, the Depositor, the Trustee and the Rating Agencies as soon as practicable of the Distribution Date on which the Securities Administrator anticipates that the final distribution will be made on the Certificates, which notice shall:

(i)  specify the Distribution Date on which the final distribution is anticipated to be made to Holders;

(ii)  specify the amount of any such final distribution, if known; and

(iii)  state that the final distribution to the Holders will be made only upon presentment and surrender of their Certificates at the office of the Securities Administrator therein specified.

If the payment on the Certificates is not made on the anticipated Distribution Date for any reason, the Securities Administrator shall promptly mail notice thereof to each Holder, the Depositor, the Trustee and to the Rating Agencies.

(c)  Upon presentment and surrender of Certificates by the Holders of such Certificates on the Final Distribution Date, the Securities Administrator shall distribute to such Certificateholders the amounts otherwise distributable to them on such Distribution Date pursuant to Section 3.05(a). Any funds not distributed on a Final Distribution Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, and the Trust Fund shall terminate. If any Certificates as to which Notice of Final Distribution has been given pursuant to this Section 7.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Securities Administrator shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Securities Administrator shall directly or through an agent, take reasonable steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator shall segregate all amounts distributable to the Holders thereof and shall thereafter hold such amounts for the benefit of such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder’s failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 7.01.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.01.  Amendment.

(a)  This Agreement may be amended from time to time by the Depositor, the Securities Administrator and the Trustee, without the prior consent of any Certificateholder:

(i)  to cure any ambiguity;

(ii)  to correct or supplement any provisions herein, which may be inconsistent with any other provisions herein;

(iii)  to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the existing provisions of this Agreement; and

(iv)  to make such modifications as may be permitted or required hereunder in connection with a repurchase of the Underlying Certificate pursuant to Section 2.03(c) hereof;

provided that such amendment shall not, as evidenced by an Opinion of Counsel delivered to the Trustee or a letter from each Rating Agency confirming that such amendment shall not result in a downgrade or withdrawal of a rating on any of the Certificates (in each case, the expense of which shall be paid for by the Depositor), adversely affect in any material respect the interests of any Certificateholder.

(b)  This Agreement may also be amended from time to time by the Depositor, the Securities Administrator and the Trustee with the prior written consent of the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

(i)  reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate; or

(ii)  modify the provisions of this Section 8.01 without the consent of the Holders of all Certificates.

Notwithstanding any other provision of this Agreement, for the purposes of the giving or withholding of consents pursuant to this Section 8.01(b), Certificates registered in the name of, or held for the benefit of, the Depositor or any Affiliate thereof shall be entitled to vote their Percentage Interests with respect to matters affecting such Certificates.

(c)  Promptly after the execution of any such amendment the Securities Administrator shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 8.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Securities Administrator may prescribe.

(d)  Notwithstanding any contrary provision of this Agreement, the Trustee and the Securities Administrator shall not consent to any amendment to this Agreement unless each shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Depositor, the Securities Administrator or the Trustee in accordance with such amendment (i) is authorized or permitted by the Agreement and (ii) will not result in the imposition of a tax on the Trust or cause the Trust to fail to be classified as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code.

Section 8.02.  Counterparts.

This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 8.03.  Limitation on Rights of Certificateholders.

(a)  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

(b)  No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)  No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee and the Depositor a written notice of default hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Majority Certificateholders shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. For the prosecution and enforcement of the rights granted under this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 8.04.  Governing Law.

This Agreement and the Certificates shall be construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state (without reference to the conflicts of law provisions of such state, other than Sections 5-1401 and 5-1402 of the New York General Obligations Laws, which shall apply hereto), and the obligations, rights and remedies of the parties hereunder and the Certificateholders shall be determined in accordance with such laws.

Section 8.05.  Notices.

All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered to: (a) in the case of the Depositor, Structured Asset Mortgage Investments II Inc., 245 Park Avenue, New York, New York 10167, or such other address as may hereafter be furnished to the Trustee in writing by the Depositor; (b) in the case of the Securities Administrator, P.O. Box 98, Columbia, Maryland 21046 (or, for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), Attn: Client Manager - BART 2006-3, or such other address as may hereafter be furnished to the Depositor in writing by the Trustee; (c) in the case of the Trustee, to its corporate trust office; (d) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, New York 10004; and (e) in the case of Moody’s, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, or such other address as may hereafter be furnished to the other parties hereto in writing.

Section 8.06.  Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 8.07.  Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

Section 8.08.  Article and Section Headings.

The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

Section 8.09.  Notices to Rating Agencies.

The Securities Administrator shall notify the Rating Agencies at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clauses (a), (b), or (e) below or provide a copy to the Rating Agencies at such time as otherwise required to be delivered pursuant to this Agreement of each of the statements described in clauses (c) and (e) below:

(a)  a material change or amendment to this Agreement,

(b)  the termination or appointment of a successor Trustee or Securities Administrator or a change in the majority ownership of the Trustee or the Securities Administrator,

(c)  the monthly distribution statement required to be made available or delivered to the Certificateholders pursuant to Section 3.06,

(d)  Notice of Final Distribution required to be delivered pursuant to Section 7.01(b), and

(e)  a change in the location of the Certificate Account.

The Depositor shall notify the Rating Agencies of any change in its identity.

Section 8.10.  Acts of Certificateholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee or the Securities Administrator and, where it is expressly required, to the Depositor. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Depositor, if made in the manner provided in this Section 8.10.

(b)  The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c)  The ownership of Certificates (notwithstanding any notation of ownership or other writing on such Certificates, except an endorsement in accordance with Section 4.02 made on a Certificate presented in accordance with Section 4.04) shall be proved by the Certificate Register, and neither the Trustee, the Securities Administrator, the Depositor, nor any successor to either such party shall be affected by any notice to the contrary.

(d)  Any request, demand, authorization, direction, notice, consent, waiver or other action of the holder of any Certificate shall bind every future holder of the same Certificate and the holder of every Certificate issued upon the registration of transfer or exchange thereof, if applicable, or in lieu thereof with respect to anything done, omitted or suffered to be done by the Trustee, the Securities Administrator, the Depositor, or any successor to either such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

(e)  In determining whether the Holders of the requisite Percentage Interest of Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Trustee, the Securities Administrator or the Depositor or any Affiliate thereof shall be disregarded, except as otherwise provided in Section 8.01(b) except that, in determining whether the Trustee or the Securities Administrator shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which the Trustee or the Securities Administrator, as applicable, knows to be so owned shall be so disregarded. Certificates which have been pledged in good faith to the Trustee, the Securities Administrator or the Depositor or any Affiliate thereof may be regarded as outstanding if the pledgor establishes to the satisfaction of the Trustee or the Securities Administrator the pledgor’s right to act with respect to such Certificates and that the pledgor is not an Affiliate of the Trustee, the Securities Administrator or the Depositor, as the case may be.

IN WITNESS WHEREOF, the Depositor, the Securities Administrator and the Trustee have caused their names to be signed hereto by their respective duly authorized officers, all as of the day and year first above written.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor

By:	/s/ Baron Silverstein
Name: Baron Silverstein
Title: Vice President

WELLS FARGO BANK, N.A., as Securities Administrator

By:	/s/ Jennifer L. Richardson
Name: Jennifer L. Richardson
Title: Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Karen R. Beard
Name: Karen R. Beard
Title: Vice President

STATE OF NEW YORK	)
ss.:
COUNTY OF NEW YORK	)

On the 31st day of May, 2006 before me, a notary public in and for said State, personally appeared Baron Silverstein known to me to be the Vice President of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Ravind Karamsingh
Notary Public

[Notarial Seal]	Commission Expires: April 21, 2007

STATE OF MARYLAND	)
ss.:
COUNTY OF ANNE ARUNDEL	)

On the 31st day of May, 2006 before me, a notary public in and for said State, personally appeared Jennifer Richardson known to me to be an Assistant Vice President of Wells Fargo Bank, N.A., the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Joanne K. Stahling
Notary Public

[Notarial Seal]	Commission Expires: 10/14/2009

STATE OF MASSACHUSETTS	)
ss.:
COUNTY OF SUFFOLK	)

On the 31st day of May, 2006 before me, a notary public in and for said State, personally appeared Karen R. Beard known to me to be the Vice President of U.S. Bank National Association, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ David A. Hufnagle
Notary Public

[Notarial Seal]	Commission Expires: July 20, 2012

EXHIBIT A

 FORM OF CERTIFICATE

CLASS A-[ ] CERTIFICATE

THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED WILL BE REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT WILL BE MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. [ ]	Variable Pass-Through Rate

Class A-[ ]

Date of Pooling Agreement: As of May 31, 2006	Aggregate Initial Current Principal Amount of all Certificates of this Class as of the Closing Date: $[ ]

First Distribution Date: June 26, 2006	Initial Current Principal Amount of this Certificate as of the Closing Date: $[ ]

Securities Administrator: Wells Fargo Bank, N.A.	CUSIP: [ ]

Assumed Final Distribution Date: March 25, 2036

BEAR STEARNS ARM TRUST 2006-3

MORTGAGE PASS-THROUGH CERTIFICATE

SERIES 2006-3

evidencing a Percentage Interest in the distributions allocable to the Class A-[ ] Certificates with respect to a Trust Fund consisting primarily of the Underlying Certificate sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc., the Securities Administrator or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the Underlying Certificate are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments II Inc., the Securities Administrator or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments II Inc., the Securities Administrator, the Trustee or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the “Trust Fund”) primarily consisting of the Underlying Certificate sold by Structured Asset Mortgage Investments II Inc. (“SAMI II”). The Underlying Certificate was sold by EMC Mortgage Corporation (“EMC”) to SAMI II. The Trust Fund was created pursuant to the Pooling Agreement, dated as of the Closing Date, (the “Agreement”), among SAMI II, as depositor (the “Depositor”), Wells Fargo, as securities administrator (the “Securities Administrator”) and U.S. Bank National Association as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate as described in the Agreement. The Securities Administrator will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date, an amount equal to the product of Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate.

Distributions on this Certificate will be made by the Securities Administrator by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Securities Administrator in writing as specified in the Agreement by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose and designated in such notice. The Initial Current Principal Amount of this Certificate is set forth above. The Current Principal Amount hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the “Certificates”), issued in two Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that none of the Depositor, the Securities Administrator or the Trustee are liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Securities Administrator and the Trustee.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the parties thereto with the consent of the Holders of Certificates, evidencing Percentage Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Percentage Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Securities Administrator for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Percentage Interest will be issued to the designated transferee.

The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made to the Certificateholders for any such registration of transfer, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Securities Administrator, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee or any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the making of the final payment on or other liquidation of the Underlying Certificate, or (ii) the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

Unless this Certificate has been countersigned by an authorized signatory of the Securities Administrator by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: May 31, 2006
WELLS FARGO BANK, N.A.
Not in its individual capacity but solely as Securities Administrator

By: ________________________________
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-[ ] Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A.
Authorized signatory of Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator

By: ________________________________
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

.

Dated: May 31, 2006                                                           __________________________________________
                                                                                                 Signature by or on behalf of assignor

__________________________________________
Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

This information is provided by __________________, the assignee named above, or ________________________, as its agent.

EXHIBIT B

FORM OF CERTIFICATION TO BE
PROVIDED BY THE SECURITIES ADMINISTRATOR TO DEPOSITOR

Re:
________________________________ Trust 200_-____(the “Trust”), Mortgage Pass-Through Certificates, Series 200_-____, issued pursuant to the Pooling Agreement, dated as of ________ 1, 200_ (the “Agreement” or “Trust Agreement”), among Structured Asset Mortgage Investments II Inc., as Depositor, Wells Fargo Bank, National Association, as Securities Administrator, and U.S. Bank National Association, as Trustee

The Securities Administrator hereby certifies to the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.  I have reviewed the annual report on Form 10-K for the fiscal year [____] (the “Annual Report”), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the “Reports”), of the Trust;

2.  To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, and (b) the Securities Administrator’s assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

3.  To my knowledge, the distribution information required to be provided by the Securities Administrator under the Trust Agreement for inclusion in the Reports is included in the Reports;

4.  I am responsible for reviewing the activities performed by the Securities Administrator under the Trust Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the Securities Administrator required by the Trust Agreement, and except as disclosed in the Reports, the Securities Administrator has fulfilled its obligations under the Trust Agreement in all material respects; and

5.  The report on assessment of compliance with servicing criteria applicable to the Securities Administrator for asset-backed securities of the Securities Administrator and each Subcontractor utilized by the Securities Administrator and related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

In giving the certifications above, the Securities Administrator has reasonably relied on information provided to it by the following unaffiliated parties: [names of servicer(s), master servicer, subservicer, depositor, trustee, custodian(s)]

Date:________________________________

____________________________________
[Signature]
[Title]

EXHIBIT C

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

Definitions
Securities Administrator - waterfall calculator
Trustee - fiduciary of the transaction

Note: The definitions above describe the essential function that the party performs, rather than the party’s title. So, for example, in a particular transaction, the trustee may perform the “paying agent” and “securities administrator” functions, while in another transaction, the securities administrator may perform these functions.

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Key: X - obligation

Reg AB Reference	Servicing Criteria	Securities Admin	Trustee (nominal)
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.
X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)
Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements. (In this transaction there is no external enhancement or other support.)

EXHIBIT D

(D)  FORM 10-D, FORM 8-K AND FORM 10-K REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the party identified as responsible for preparing the Securities Exchange Act Reports pursuant to Section 3.11 of the Pooling Agreement.

Under Item 1 of Form 10-D: a) items marked “Monthly Statement to Certificateholders” are required to be included in the periodic Distribution Date statement under Section 3.06, provided by the Securities Administrator based on information received from the party providing such information; and b) items marked “Form 10-D report” are required to be in the Form 10-D report but not the Monthly Statements to Certificateholders, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report. All such information and any other Items on Form 8-K and Form 10-D set forth in this Exhibit shall be sent to the Securities Administrator and the Depositor.

Form	Item	Description	Securities Administrator	Trustee	Depositor	Sponsor
10-D	Must be filed within 15 days of the distribution date for the asset-backed securities.			(nominal)
	1	Distribution and Pool Performance Information
Item 1121(a) - Distribution and Pool Performance Information
		(1) Any applicable record dates, accrual dates, determination dates for calculating distributions and actual distribution dates for the distribution period.	X (Monthly Statements to Certificateholders)
		(2) Cash flows received and the sources thereof for distributions, fees and expenses.	X (Monthly Statements to Certificateholders)
		(3) Calculated amounts and distribution of the flow of funds for the period itemized by type and priority of payment, including:	X (Monthly Statements to Certificateholders)
(i) Fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses.
(ii) Payments accrued or paid with respect to enhancement or other support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.
X (Monthly Statements to Certificateholders)
		(iii) Principal, interest and other distributions accrued and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.	X (Monthly Statements to Certificateholders)
		(iv) The amount of excess cash flow or excess spread and the disposition of excess cash flow.	X (Monthly Statements to Certificateholders)
		(4) Beginning and ending principal balances of the asset-backed securities.	X (Monthly Statements to Certificateholders)
(5) Interest rates applicable to the pool assets and the asset-backed securities, as applicable. Consider providing interest rate information for pool assets in appropriate distributional groups or incremental ranges.
X (Monthly Statements to Certificateholders)
		(6) Beginning and ending balances of transaction accounts, such as reserve accounts, and material account activity during the period.	X (Monthly Statements to Certificateholders)
(7) Any amounts drawn on any credit enhancement or other support identified in Item 1114 of Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.
X (Monthly Statements to Certificateholders)
(8) Number and amount of pool assets at the beginning and ending of each period, and updated pool composition information, such as weighted average coupon, weighted average remaining term, pool factors and prepayment amounts.
			X (Monthly Statements to Certificateholders)		Updated pool composition information fields to be as specified by Depositor from time to time
		(9) Delinquency and loss information for the period.	X (Monthly Statements to Certificateholders)
In addition, describe any material changes to the information specified in Item 1100(b)(5) of Regulation AB regarding the pool assets. (methodology)
(10) Information on the amount, terms and general purpose of any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.
X (Monthly Statements to Certificateholders)
		(11) Any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time.	X (Monthly Statements to Certificateholders)
		(12) Material breaches of pool asset representations or warranties or transaction covenants.	X (if agreed upon by the parties)		X
		(13) Information on ratio, coverage or other tests used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met.	X (Monthly Statements to Certificateholders)
		(14) Information regarding any new issuance of asset-backed securities backed by the same asset pool,			X
information regarding any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable.
			X		X
Disclose any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.
					X	X
		Item 1121(b) - Pre-Funding or Revolving Period Information Updated pool information as required under Item 1121(b).			X
	2	Legal Proceedings
Item 1117 - Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

		Sponsor (Seller)				X
		Depositor			X
Trustee
		Issuing entity			X
Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers
		Securities Administrator	X
		Originator of 20% or more of pool assets as of the Cut-off Date			X
Custodian
	3	Sales of Securities and Use of Proceeds
Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.
X
	4	Defaults Upon Senior Securities
		Information from Item 3 of Part II of Form 10-Q: Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)	X
	5	Submission of Matters to a Vote of Security Holders
		Information from Item 4 of Part II of Form 10-Q	X
	6	Significant Obligors of Pool Assets
		Item 1112(b) - Significant Obligor Financial Information*			X
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
	7	Significant Enhancement Provider Information
Item 1114(b)(2) - Credit Enhancement Provider Financial Information*
Determining applicable disclosure threshold
Requesting required financial information or effecting incorporation by reference
Item 1115(b) - Derivative Counterparty Financial Information*
		Determining current maximum probable exposure			X
Determining current significance percentage
Requesting required financial information or effecting incorporation by reference
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
	8	Other Information
		Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	The Responsible Party for the applicable Form 8-K item as indicated below.
	9	Exhibits
		Distribution report	X
		Exhibits required by Item 601 of Regulation S-K, such as material agreements			X
8-K	Must be filed within four business days of an event reportable on Form 8-K.
	1.01	Entry into a Material Definitive Agreement
Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus
			X		X	X
	1.02	Termination of a Material Definitive Agreement	X		X	X
Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

	1.03	Bankruptcy or Receivership
Disclosure is required regarding the bankruptcy or receivership, if known, with respect to any of the following:

Sponsor (Seller), Depositor, Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers, Certificate Administrator, Trustee, significant obligor, credit enhancer (10% or more), derivatives counterparty, Custodian
			X		X	X
	2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the Monthly Statement to Certificateholders
X
	3.03	Material Modification to Rights of Security Holders
		Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement	X		X
	5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
		Disclosure is required of any amendment “to the governing documents of the issuing entity”			X
	5.06	Change in Shell Company Status
		[Not applicable to ABS issuers]			X
	6.01	ABS Informational and Computational Material
		[Not included in reports to be filed under Section 3.18]			X
	6.02	Change of Servicer or Trustee
Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers, certificate administrator or trustee.
			X		X
Reg AB disclosure about any new servicer is also required.
		Reg AB disclosure about any new trustee is also required.		X (to the extent of a new trustee)
		Reg AB disclosure about any new securities administrator is also required.	X
	6.03	Change in Credit Enhancement or Other External Support In this transaction there is no external enhancement or other support.
Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives.
X
		Reg AB disclosure about any new enhancement provider is also required.			X
	6.04	Failure to Make a Required Distribution	X
	6.05	Securities Act Updating Disclosure
If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.
X
		If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.			X
	7.01	Regulation FD Disclosure	X		X
	8.01	Other Events
		Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to security holders.			X
	9.01	Financial Statements and Exhibits	The Responsible Party applicable to reportable event.
10-K	Must be filed within 90 days of the fiscal year end for the registrant.
	9B	Other Information
		Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	The Responsible Party for the applicable Form 8-K item as indicated above.
	15	Exhibits and Financial Statement Schedules
		Item 1112(b) - Significant Obligor Financial Information			X
Item 1114(b)(2) - Credit Enhancement Provider Financial Information
Determining applicable disclosure threshold
Requesting required financial information or effecting incorporation by reference
Item 1115(b) - Derivative Counterparty Financial Information
		Determining current maximum probable exposure			X
Determining current significance percentage
Requesting required financial information or effecting incorporation by reference
Item 1117 - Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

		Sponsor (Seller)				X
		Depositor			X
Trustee
		Issuing entity			X
Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers
		Securities Administrator	X
		Originator of 20% or more of pool assets as of the Cut-off Date			X
Custodian
Item 1119 - Affiliations and relationships between the following entities, or their respective affiliates, that are material to Certificateholders:
		Sponsor (Seller)				X
		Depositor			X
Trustee
Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers
		Securities Administrator	X
		Originator			X
Custodian
		Credit Enhancer/Support Provider			X
		Significant Obligor			X
		Item 1122 - Assessment of Compliance with Servicing Criteria	X
Item 1123 - Servicer Compliance Statement

EXHIBIT E

ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A. as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail: cts.sec.notifications@wellsfargo.com

Attn: Corporate Trust Services - BSARM 2006-3 - SEC REPORT PROCESSING

RE: **Additional Form [ ] Disclosure**Required

Ladies and Gentlemen:

In accordance with Section 3.11 of the Pooling Agreement, dated as of May 31, 2006, by and among Structured Asset Mortgage Investments II Inc., as depositor, U.S. Bank National Association, as trustee and Wells Fargo Bank, N.A., as securities administrator. The Undersigned, as [ ], hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [ ] Disclosure:

Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

[NAME OF PARTY]
as [role]

By: __________________________
Name:
Title:

SCHEDULE A

UNDERLYING CERTIFICATE

Full Name of Series	Initial Principal Balance	Current Principal Balance	Class % in Trust
Wells Fargo Mortgage Backed Securities 2006-AR6 Trust, Mortgage Pass-Through Certificates, Series 2006-AR6, Class VII-A-1	$768,781,000.00	$761,101,272.45	40.1962324954723%